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                                                                    Exhibit 10.3

                          AMENDMENT TO PROMISSORY NOTES
                         DEFERRAL OF PRINCIPAL PAYMENTS

     THIS AMENDMENT TO PROMISSORY NOTES (the "Amendment") is made effective as of the 31/st/ day of March 2002, by and among Venturos AS, a Norwegian corporation (the "Lender") and MediaBin, Inc., a Georgia corporation (the "Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Lender is the holder of those certain Promissory Notes from Borrower listed below, payable to the order of Lender (the "Notes");
   Item

1. Note dated March 23, 2000, in the principal amount of $1,000,000 plus accrued interest of $49,947;
2. Note dated October 11, 2000, in the principal amount of $750,000 plus accrued interest of $38,576;
3. Note dated December 28, 2000, in the principal amount of $2,500,000 plus accrued interest of $128,525;
4. Note dated April 4, 2001, in the principal amount of $500,000 plus accrued interest of $25,717;
5. Note dated June 21, 2001, in the principal amount of $2,000,000 plus accrued interest of $102,868;
6. Note dated September 28, 2001, in the remaining principal amount of $600,000 plus accrued interest of $42,230; and

     WHEREAS, Lender and Borrower wish to amend the Notes as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     The Notes listed above as items # 1-4 shall be and are hereby modified and amended by deleting the entire fifth (5/th/) paragraph of each Note and replacing it with the following:

     "Unless previously converted to common stock in accordance with the provisions of the Loan Agreement, commencing January 1, 2003, and continuing on each March 31, June 30, September 30, December 31 thereafter, the indebtedness evidenced by this Note shall be due and payable in 11 consecutive quarterly installments of principal, each in the amount of 1/12th of the principal balance outstanding hereunder on March 30, 2002, plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a 12th and final installment on September 30, 2005. The Lender shall be obligated to convert the entire outstanding principal balance hereunder into common stock of the Borrower upon the events and in the manner specified in the Loan Agreement."

     The Note listed above as item # 5 shall be and is hereby modified and amended by deleting the entire fifth (5/th/) paragraph of the Note and replacing it with the following:

     "Unless previously converted to common stock in accordance with the provisions of the Loan Agreement, the indebtedness evidenced by this Note shall be due and payable on January 1, 2003 plus all accrued and unpaid interest as herein above provided."

The Note listed above as item # 6 shall be and is hereby modified and amended by deleting the entire fifth (5/th/) paragraph of the Note and replacing it with the following:

     Unless previously made subject to acceleration in accordance with the provisions of the Loan Agreement, the indebtedness evidenced by this Note shall be due and payable on January 1, 2003, plus all accrued and unpaid interest as hereinabove provided.

All references in the Notes to this "Note" shall hereafter refer to the Notes as hereby amended.

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     Except as expressly provided herein, all terms and conditions of the Notes remain in full force and effect. Nothing herein shall be construed to constitute a novation of the Note, and the intention of the parties hereto is not to extinguish the Notes.

     This Amendment shall be construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed, as of the date first above written.

BORROWER:                                LENDER:



MEDIABIN, INC.                           VENTUROS AS

By:    /s/ Haines Hargrett               By:   /s/ Rune Dybesland
   -------------------------------          --------------------------------
   Name:  Haines Hargrett                   Name:  Rune Dybesland
   Title: Chief Financial Officer           Title: Chief Financial Officer
   Date:  March 26, 2002                    Date:  27 March 2002